                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's

         Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO VALUE MUNICIPAL INCOME TRUST
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM EQUITY FUNDS
   (INVESCO EQUITY                                                                                                    EXPIRATION
       FUNDS)                                        WAIVER DESCRIPTION                                EFFECTIVE DATE    DATE
---------------------- ------------------------------------------------------------------------------- -------------- ----------
Invesco Constellation  Invesco will waive advisory fees to the extent necessary so that advisory fees
Fund                   Invesco receives do not exceed the annualized rates listed below.                 3/27/2006    07/15/2013
                       0.695% of the first $250M
                       0.615% of the next $4B
                       0.595% of the next $750M
                       0.57% of the next $2.5B
                       0.545% of the next $2.5B
                       0.52% of the excess over $10B

   AIM TREASURER'S
    SERIES TRUST
(INVESCO TREASURER'S                                                                                                  EXPIRATION
    SERIES TRUST)                                    WAIVER DESCRIPTION                                EFFECTIVE DATE    DATE
---------------------- ------------------------------------------------------------------------------- -------------- ----------
Premier Portfolio      Invesco will waive advisory fees in the amount of 0.07% of the Fund's
                       average daily net assets                                                          2/1/2011     12/31/2013
Premier U.S.           Invesco will waive advisory fees in the amount of 0.07% of the Fund's
Government Money       average daily net assets
Portfolio                                                                                                2/1/2011     12/31/2013

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2013
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2013
Invesco Equity and Income Fund                February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2013
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2013
Invesco Growth and Income Fund                February 12, 2010  June 30, 2013
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2013
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2013
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2013
Invesco U.S. Quantitative Core Fund             July 1, 2007     June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                             July 1, 2007    June 30, 2013
Invesco Constellation Fund                       July 1, 2007    June 30, 2013
Invesco Disciplined Equity Fund                  July 14, 2009   June 30, 2013
Invesco Diversified Dividend Fund                July 1, 2007    June 30, 2013
Invesco Summit Fund                              July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2013
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2013
Invesco International Small Company Fund          July 1, 2007   June 30, 2013
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2013
Invesco Global Quantitative Core Fund           July 1, 2007     June 30, 2013
Invesco Leaders Fund                          February 12, 2010  June 30, 2013
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2013
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2013
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                              EFFECTIVE DATE COMMITTED UNTIL
----                                              -------------- ---------------
Invesco Asia Pacific Growth Fund                   July 1, 2007   June 30, 2013
Invesco European Growth Fund                       July 1, 2007   June 30, 2013
Invesco Global Growth Fund                         July 1, 2007   June 30, 2013
Invesco Global Opportunities Fund                 August 3, 2012  June 30, 2013
Invesco Global Small & Mid Cap Growth Fund         July 1, 2007   June 30, 2013
Invesco International Growth Fund                  July 1, 2007   June 30, 2013
Invesco International Core Equity Fund             July 1, 2007   June 30, 2013
Invesco Select Opportunities Fund                 August 3, 2012  June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*           May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy
  Fund**                                      November 29, 2010   June 30, 2013
Invesco China Fund                               July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***          February 12, 2010   June 30, 2013
Invesco Developing Markets Fund                  July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund             May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt
  Fund                                          June 14, 2010     June 30, 2013
Invesco Endeavor Fund                            July 1, 2007     June 30, 2013
Invesco Global Health Care Fund                  July 1, 2007     June 30, 2013
Invesco Global Markets Strategy Fund          September 25, 2012  June 30, 2013
Invesco International Total Return Fund          July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund                   February 12, 2010   June 30, 2013
Invesco Premium Income Fund                   December 13, 2011   June 30, 2013
Invesco Select Companies Fund                    July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2013
Invesco Dynamics Fund                           July 1, 2007     June 30, 2013
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2013
Invesco High Yield Fund                         July 1, 2007     June 30, 2013
Invesco High Yield Securities Fund            February 12, 2010  June 30, 2013
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2013
Invesco Money Market Fund                       July 1, 2007     June 30, 2013
Invesco Municipal Bond Fund                     July 1, 2007     June 30, 2013
Invesco Real Estate Fund                        July 1, 2007     June 30, 2013
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2013
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2013
Invesco Comstock Fund                         February 12, 2010  June 30, 2013
Invesco Energy Fund                             July 1, 2007     June 30, 2013
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2013
Invesco Leisure Fund                            July 1, 2007     June 30, 2013
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2013
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2013
Invesco Technology Fund                         July 1, 2007     June 30, 2013
Invesco Technology Sector Fund                February 12, 2010  June 30, 2013
Invesco Utilities Fund                          July 1, 2007     June 30, 2013
Invesco Value Fund                            February 12, 2010  June 30, 2013
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2013
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2013
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2013
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2013
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2013
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. Balanced-Risk Allocation
  Fund****                                    December 22, 2010  June 30, 2013
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2013
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2013
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2013
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2013
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2013
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2013
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2013
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2013
Invesco V.I. High Yield Securities Fund       February 12, 2010  June 30, 2013
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2013
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2013
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2013
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2013
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2013
Invesco V.I. Utilities Fund                     July 1, 2007     June 30, 2013
Invesco Van Kampen V.I. American
  FranchiseFund                               February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. American Value Fund   February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Comstock Fund         February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Equity and Income
  Fund                                        February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Growth and Income
  Fund                                        February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund   February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Value Opportunities
  Fund                                          July 1, 2007     June 30, 2013

--------
****Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
----                                          ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                        January 16, 2013  June 30, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Government TaxAdvantage Portfolio              July 1, 2007   June 30, 2013
STIC Prime Portfolio                           July 1, 2007   June 30, 2013
Treasury Portfolio                             July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco Municipal Income Opportunities Trust   June 1, 2010   June 30, 2013
Invesco Quality Municipal Income Trust         June 1, 2010   June 30, 2013
Invesco Value Municipal Income Trust           June 1, 2010   June 30, 2013